                                                                  EXHIBIT 10.27

                              S.P. RICHARDS CO.(TM)

                              1998 UDI CORPORATION
                             BUYING GROUP AGREEMENT

Applications must be mailed or faxed to your group headquarters address, as shown below, by DECEMBER 31, 1997.

                             Mr. Walter Gordenstein
                             UDI Corporation
                             90 Tapley Street
                             Springfield, MA 01101


                             PROGRAM QUALIFICATIONS

Dealer must be a first call account of the S.P. Richards Company from January 1, 1998 through December 31, 1998. First call is defined as 60% of the dealer's total wholesale purchases.
* First Call status is subject to the verification of S.P. Richards Company local management. If you cease as a first call customer during the program year, you will be removed from the program retroactive to January 1, 1998.

Order a minimum of 510 of the S.P. Richards Company's 1998 General Line catalog by April 3, 1998.

Complete all sections of the Buying Group Application and submit it to your buying group headquarters by DECEMBER 31, 1997.

Open (or maintain) an open credit account with the S.P. Richards Company.

                               GROUP VOLUME REBATE

Dealers meeting the program qualifications of our 1998 Buying Group program are eligible to participate in our Group Volume Rebate based on the following conditions:

REBATE TIERS AND PAYMENT
------------------------




* Non-first call dealers will receive rebate accrual in any month that purchases exceed $50,000.

                  TOTAL ANNUAL QUALIFYING GROUP VOLUME            RATE



                           $10,000,000                             1%
                           $20,000,000                             2%
                           $30,000,000                             3%


                          GROUP VOLUME REBATE -- CONT'D

Rebate is paid on discounted purchases only; no rebate is paid on Net/Net purchases. Net/Net purchases count toward reaching the volume rebate tiers.

Rebate will be paid by the end of February, 1999.

Any bad debt of group members will be deducted from the group's Total Qualifying Volume before determining the rebate tier achieved for 1998.

DEALER REBATE QUALIFICATIONS
----------------------------

Dealer's total (Discountable and Net/Net) merchandise purchases, less credits, must be $20,000 per month or greater. In any month that dealer's total volume is less than $20,000, dealer does not receive rebate accrual and the volume does not count toward reaching the group's rebate tier.

GROUP VOLUME REBATE QUALIFICATIONS
----------------------------------

The following adjustments will be made if overall group volume declines in 1998 versus 1997.

If group volume declines by 5%, the Group Volume Rebate is reduced by 1% point. If group volume declines by 10%, the Group Volume Rebate is reduced by 2% points. If group volume declines by 20%, the Group Volume Rebate is reduced by 3% points.

The maximum effect of a 20% decline in volume would be a 0% rebate. All account history will transfer with a group member either into the group or out of the group to insure total fairness in the program.

BASE VOLUME CALCULATION
-----------------------

The group's Base Volume will be reduced to eliminate the effect of dealers who cancel their affiliation with the group or are acquired by a dealer not belonging to the group. Conversely, the group's Base Volume will be increased to reflect the prior year purchases of dealers joining the group.

                              SPECIAL CATALOG PRICE


Dealers meeting the qualifications of the S.P. Richards Company Buying Group Program are eligible for the special price of $6.95 per catalog; minimum order of 510 catalogs is required.

                              S.P. RICHARDS CO.(TM)

                            1998 BUYING GROUP PROGRAM
                                   APPLICATION

Mail or fax this form to your buying group headquarters no later than DECEMBER 31, 1997. Your group headquarters will then forward it to the S.P. Richards Company.


                    ------------------------------------------------------------
----------------       UDI CORP.  P.O. Box 5064 - Springfield, MA 01101-5064
BUYING GROUP NAME     Fax signed page to:  (413)732-333 or (413)781-4789
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
DEALERSHIP NAME


--------------------------------------------------------------------------------
DEALER STREET AND/OR P.O. BOX NO.


--------------------------------------------------------------------------------
DEALER CITY AND STATE


--------------------------------------------------------------------------------
DEALER'S FAX NUMBER


--------------------------------------------------------------------------------
DEALER'S S.P. RICHARDS COMPANY ACCOUNT NUMBER




[ ] First call customer of S.P. Richards Company.



[ ] Not first call with S.P. Richards, but expect to have monthly purchases in excess of $50,000.


--------------------------------            ------------------------------------
DEALER AUTHORIZED SIGNATURE                                 DATE

/s/ Walter Gordenstein   12/1/97
--------------------------------            ------------------------------------
WALTER GORDENSTEIN                          S.P. RICHARDS COMPANY
BUYING GROUP APPROVAL                       AUTHORIZED SIGNATURE
AUTHORIZED SIGNATURE